EXHIBIT 99.1
                                             ------------

                          Marketing Memorandum for

                 EquiVantage Home Equity Loan Trust 1996-2







The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Sponsor. PSI makes no representations as to the accuracy of such information provided to it by the Sponsor. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments.

You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

                   EquiVantage Home Equity Loan Trust 1996-2
                          Preliminary Marketing Memo

Title of Securities:    EquiVantage Home Equity Loan Trust 1996-2, Class A-1
                        Fixed Rate Certificates, Class A-2 Fixed Rate

                        Certificates,

                        Class A-3 Fixed Rate Certificates, Class A-4 Fixed Rate Certificates (collectively, the "Certificates").

Collateral:             Substantially all of the collateral consists of
                        fixed rate home equity loans

Approximate Size:       [$100,000,000]


                                 Class A-1     Class A-2     Class A-3    Class A-4
                                 ---------     ----------    ---------    --------

Approximate Face Amount:        $39,456,000   $30,930,000   $15,058,000  $15,560,000
Average Life to Maturity:
Average Life to 10% Call:

Price:
Spread:

Initial Coupon:

Pricing Speed:                  [23 HEP]        [23 HEP]      [23 HEP]    [23 HEP]
Yield (CBE):

Day Count:                       30/360         30/360          30/360     30/360

Expected Maturity:

Expected Maturity to 10% Call:

Final Maturity:

Servicer:                EquiVantage Inc.

Servicing Fee:           50 basis points per annum for first lien loans and
                         75 basis points per annum for second lien loans.

Trustee:                 Norwest Bank Minnesota, National Association

Certificate Ratings:     The Certificates will be rated AAA/Aaa by Standard &
                         Poor's and Moody's.

Certificate Insurer:     Financial Guaranty Insurance Company ("FGIC"). FGIC's
                         claims-paying ability is rated AAA/Aaa/AAA by Standard and

                         Poor's, Moody's and Fitch.

Certificate Insurance:   Timely payments of interest and eventual principal on
                         the Certificates will be 100% guaranteed by FGIC.

Cashflow Priority:       1) Servicing fee;
                         2) FGIC fee;
                         3) Trustee fee;

                         4) Repayment of unreimbursed Surety payments;
                         5) Accrued monthly interest for Class A-1;
                         6) Accrued monthly interest for Class A-2;
                         7) Accrued monthly interest for Class A-3;
                         8) Accrued monthly interest for Class A-4;
                         9) Monthly principal to Class A-1 until the Class A-1

                            principal balance has been reduced to zero;
                        10) Monthly principal to Class A-2 until the Class A-2

                            principal balance has been reduced to zero;
                        11) Monthly principal to Class A-3 until the Class A-3

                            principal balance has been reduced to zero;
                        12) Monthly principal to Class A-4 until the Class A-4

                            principal balance has been reduced to zero; 13)
                        Repayment of any unreimbursed Servicer advances; 14) Excess cashflow to build over-collateralization ("O/C"); and 15) Any excess cashflow reverts to the Sponsor.

Credit Enhancement:      1) 100% wrap from FGIC guaranteeing timely payment of
                            interest and eventual principal.
                         2) Overcollateralization.
                         3) Excess monthly cash flow





     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                    EquiVantage Home Equity Loan Trust 1996-2
                          Preliminary Marketing Memo

Overcollateralization:  The credit enhancement provisions of the Trust are intended to provide for the limited acceleration of the Certificates relative to the amortization of the related collateral, generally in the early months of the transaction.  Accelerated amortization is achieved by applying certain excess interest collected on the collateral to the payment of principal on the Certificates, resulting in the build up of overcollateralization ("O/C").  By paying down the principal balance of the
                        Certificates faster than the principal amortization of the respective collateral pool, an overcollateralization amount equal to the excess of the aggregate principal balance of the Collateral Pool over the principal balance of the related Certificates is created.  Excess cashflow will be directed to build the O/C amount until the pool reaches its required O/C target.  Upon this event the acceleration feature will cease, unless it is once again necessary to maintain the required O/C level.


Overcollateralization

Levels (Approx.):       Initial O/C based                               O/C Target based
                        on collateral balance:[0.00%]                   on collateral balance:[2.45%]

                        These O/C percentages are subject to step-downs beginning in month [36] if certain tests are met.

Clean-up Call:          The Residual Holder has the right to purchase the mortgage loans from the Trust when the outstanding aggregate principal balance of the mortgage loans has declined to 10% or less of the initial aggregate principal balance of the mortgage loans.  If such option is not excercised, the Servicer will then have such option.  The option to purchase the mortgage loans is at par plus accrued interest for both the Residual Holder and the Servicer.


Payment Date:           The 25th day of each month or, if such day is not a
                        business day, the next succeeding business day,

                        beginning on June 25, 1996.

Payment Delay:          24 days.

Interest Accrual

Period: Interest will accrue from the 1st day of the preceeding month until the 30th day of the preceeding month for the Class A-1 Certificates.

Pricing Date:           [May  , 1996]

Settlement Date:        [May  , 1996]

ERISA

Considerations:         The Certificates will be ERISA eligible. However,
                        investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of the Plan's acquisition and ownership of such certificates.

Taxation:               REMIC.

                        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                        EquiVantage Home Equity Loan Trust 1996-2
                                Preliminary Marketing Memo

Available Pool

Information:            AS OF JANUARY 31, 1996, THE STATISTICAL CALCULATION
                        DATE:

                        Loans:                  1291
                        Balance:                $75,008,489.59
                        WAC:                    11.105%
                        WAM:                    246
                        WA CLTV:                75.46%
                        % 1st Lien:             97.45%
                        % 2nd Lien:             2.55%
                        Loans with
                           prepay penalty:      43.73%

Prospectus:              The Certificates are being offered pursuant to a
                         Prospectus which includes a Prospectus Supplement
                         (together, the "Prospectus"). Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.

Further Information:    Call the desk at (212) 778-2741, Mimi Cheng at (212) 778-7474,
                        Paul Richardson at (212) 778-1507, or Randy White at
(212)778-7461 with any questions.


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

Financial Strategies          02/23/96 01:30:39 pm         Prudential Securities
Group            IMPACT CMO/ABS Analytics - Digest Information      Incorporated
Deal ID/CUSIP EQHEL61                             Deal Date      02/20/96
Series        1996-1                              Delivery Date  02/28/96
Underwriter   PSI                                 Dated Date     02/01/96
Issuer        EQUIVANTAGE                         Credit Support
Collateral    100% HOME EQUITY LOANS (Real)       Deal Type      HEL   REMIC
N/GWAC (Orig)       /        (10.599/11.105)      Pricing Speed  HEP 24.00
WAM    (Orig)         (25.165)                    Rating
Size          75,005,771                          Coupon Range
Trustee                                           Modeled        Y
View          Summary                             On Page         1 of 4

Class   Coupon  Mat  Amt 000 AvLf Sprd  Price   Yield  Description

- ------ ------- ----- ------- ---- ---- ------- ------- -------------------------
A1       6.550 N/A    75,005  3.3  116  99-30+   6.495 PASS THROUGH



Financial Strategies          02/23/96 01:34:51 pm         Prudential Securities
Group           IMPACT CMO/ABS Analytics - Price / Yield Tables     Incorporated
Deal ID/CUSIP EQHEL61                             Coupon                   6.550
Class         A1     PASS THROUGH                 Accr  0.49125 1st Pmt 03/25/96
Collateral    100% HOME EQUITY LOANS (Real)       Factor             on   /  /

N/GWAC (Orig)       /        (10.599/11.105)

WAM    (Orig)         (25.165)                    Mat N/A        Settle 02/28/96
CenterPrice    99-30+ Inc   0.5               Table Yield        Roll@

                           *****************TO 10% CALL********************

          HEP 24.00 HEP 18.00 HEP 20.00 HEP 22.00 HEP 26.00 HEP 28.00 HEP 30.00

   Price

   -----  --------- --------- --------- --------- --------- --------- ---------
   99-21     6.606     6.613     6.610     6.608     6.604     6.601     6.599
   99-21+    6.600     6.608     6.605     6.603     6.598     6.595     6.592
   99-22     6.594     6.603     6.600     6.597     6.591     6.588     6.585
   99-22+    6.589     6.599     6.595     6.592     6.585     6.582     6.578
   99-23     6.583     6.594     6.591     6.587     6.579     6.575     6.571

   99-23+    6.577     6.590     6.586     6.581     6.573     6.569     6.565
   99-24     6.572     6.585     6.581     6.576     6.567     6.562     6.558
   99-24+    6.566     6.580     6.576     6.571     6.561     6.556     6.551
   99-25     6.560     6.576     6.571     6.565     6.555     6.549     6.544
   99-25+    6.554     6.571     6.566     6.560     6.549     6.543     6.537
   99-26     6.549     6.567     6.561     6.555     6.543     6.536     6.530
   99-26+    6.543     6.562     6.556     6.549     6.537     6.530     6.523
   99-27     6.537     6.557     6.551     6.544     6.531     6.523     6.516
   99-27+    6.532     6.553     6.546     6.539     6.524     6.517     6.510
   99-28     6.526     6.548     6.541     6.533     6.518     6.511     6.503
   99-28+    6.520     6.544     6.536     6.528     6.512     6.504     6.496
   99-29     6.514     6.539     6.531     6.523     6.506     6.498     6.489
   99-29+    6.509     6.534     6.526     6.518     6.500     6.491     6.482
   99-30     6.503     6.530     6.521     6.512     6.494     6.485     6.475
   99-30+    6.497     6.525     6.516     6.507     6.488     6.478     6.468
   99-31     6.492     6.521     6.511     6.502     6.482     6.472     6.462
   99-31+    6.486     6.516     6.506     6.496     6.476     6.465     6.455
  100-00     6.480     6.511     6.501     6.491     6.470     6.459     6.448
  100-00+    6.475     6.507     6.496     6.486     6.464     6.452     6.441
  100-01     6.469     6.502     6.491     6.480     6.458     6.446     6.434
  100-01+    6.463     6.498     6.487     6.475     6.452     6.439     6.427
  100-02     6.458     6.493     6.482     6.470     6.446     6.433     6.420
  100-02+    6.452     6.489     6.477     6.464     6.439     6.427     6.414
  100-03     6.446     6.484     6.472     6.459     6.433     6.420     6.407
  100-03+    6.441     6.479     6.467     6.454     6.427     6.414     6.400
  100-04     6.435     6.475     6.462     6.448     6.421     6.407     6.393
  100-04+    6.429     6.470     6.457     6.443     6.415     6.401     6.386
  100-05     6.423     6.466     6.452     6.438     6.409     6.394     6.379
  100-05+    6.418     6.461     6.447     6.433     6.403     6.388     6.373
  100-06     6.412     6.457     6.442     6.427     6.397     6.382     6.366
  100-06+    6.406     6.452     6.437     6.422     6.391     6.375     6.359
  100-07     6.401     6.448     6.432     6.417     6.385     6.369     6.352
  100-07+    6.395     6.443     6.427     6.411     6.379     6.362     6.345
  100-08     6.389     6.438     6.422     6.406     6.373     6.356     6.339

Avg. Life    3.293     4.290     3.906     3.577     3.054     2.839     2.651
Mod. Dur.    2.731     3.394     3.145     2.926     2.562     2.408     2.270
Mac. Dur.    2.820     3.505     3.248     3.021     2.645     2.486     2.343
1st  Pmt.    0.075     0.075     0.075     0.075     0.075     0.075     0.075
Last Pmt. 04/25/04  10/25/06  11/25/05  01/25/05  09/25/03  02/25/03  08/25/02

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

- --------------------------------------------------------------------------------

     -  EQUIVANTAGE

     -  Cut Off Date of Tape is  01/31/96

     -    $75,008,489.59

     -  Mortgage Summary Report

- --------------------------------------------------------------------------------

Number of Mortgage Loans:                                   1,291

Aggregate Unpaid Principal Balance:                $75,008,489.59
Aggregate Original Principal Balance:              $75,106,904.00

Average Unpaid Principal Balance:                      $58,101.08
Average Original Principal Balance:                    $58,177.31

Maximum Unpaid Principal Balance:                     $379,694.58
Minimum Unpaid Principal Balance:                       $9,200.00

Maximum Original Principal Balance:                   $380,000.00
Minimum Original Principal Balance:                     $9,200.00

Weighted Average Gross Coupon:                            11.105%
Gross Coupon Range:                             6.500% -  16.000%

Weighted Avg. Stated Rem. Term (LPD to Mat Date):         246.333
Stated Rem Term Range:                          35.000 -  360.000

Weighted Average Age (First Pay thru Last Pay):             1.239
Age Range:                                       0.000 -   44.000

Weighted Average Original Term:                           247.572
Original Term Range:                            60.000 -  360.000

Weighted Average Combined LTV:                             75.457
Combined LTV Range:                            10.000% -  95.500%

- -------------------------------------------------------------------------------

                                                GROSS COUPON

- -------------------------------------------------------------------------------


                                                         WA                Max. Orig          Total
             Gross                #      %              Rem     WA           Loan            Current
             Coupon              Loan   Pool      WAC   Term    Age         Amount           Balance

 6.25% < Gross Coupon <=  6.50%      1    .22    6.500  35.00  25.00         $171,000        $166,529.99
 8.00% < Gross Coupon <=  8.25%      2    .10    8.250 147.46   1.00          $40,000         $75,482.23
 8.25% < Gross Coupon <=  8.50%      3    .46    8.500 215.56    .42         $144,000        $342,320.33
 8.50% < Gross Coupon <=  8.75%      6    .79    8.649 285.98   6.61         $151,200        $594,186.57
 8.75% < Gross Coupon <=  9.00%      7    .78    8.870 343.35    .99         $118,456        $581,342.09
 9.00% < Gross Coupon <=  9.25%     12    .83    9.215 240.48    .44         $104,000        $620,010.75
 9.25% < Gross Coupon <=  9.50%     35   2.56    9.441 247.39    .99         $141,400      $1,917,672.25
 9.50% < Gross Coupon <=  9.75%     50   4.44    9.684 250.29    .85         $208,000      $3,326,702.81
 9.75% < Gross Coupon <= 10.00%     70   6.03    9.933 245.38    .83         $300,000      $4,522,225.91
10.00% < Gross Coupon <= 10.25%     79   6.20   10.188 238.27   1.02         $230,000      $4,646,850.90
10.25% < Gross Coupon <= 10.50%    119   9.83   10.443 243.26   1.28         $319,200      $7,375,458.09
10.50% < Gross Coupon <= 10.75%    130  11.04   10.681 243.70   1.24         $282,000      $8,278,384.08
10.75% < Gross Coupon <= 11.00%    121   9.40   10.925 250.38   1.19         $380,000      $7,049,875.07
11.00% < Gross Coupon <= 11.25%    100   7.27   11.163 272.33   1.28         $146,200      $5,451,996.66
11.25% < Gross Coupon <= 11.50%    105   9.27   11.416 236.92   1.05         $320,000      $6,952,247.25
11.50% < Gross Coupon <= 11.75%     84   6.36   11.646 272.05   1.36         $360,750      $4,767,297.26
11.75% < Gross Coupon <= 12.00%     98   7.49   11.898 265.46   1.11         $300,000      $5,618,594.03
12.00% < Gross Coupon <= 12.25%     48   3.03   12.163 243.30   1.51         $191,668      $2,274,518.17



12.25% < Gross Coupon <= 12.50%     45   2.91   12.418 250.40   1.35         $113,550      $2,179,472.37
12.50% < Gross Coupon <= 12.75%     30   1.96   12.652 235.81    .54         $141,600      $1,470,665.03
12.75% < Gross Coupon <= 13.00%     45   3.07   12.918 187.63   1.21         $250,000      $2,300,829.76
13.00% < Gross Coupon <= 13.25%     24   1.67   13.163 259.82   1.42         $300,000      $1,255,357.80
13.25% < Gross Coupon <= 13.50%     28   1.57   13.428 195.00   1.35          $80,000      $1,180,973.37
13.50% < Gross Coupon <= 13.75%     11    .60   13.673 182.39    .91         $100,000        $451,895.39
13.75% < Gross Coupon <= 14.00%     12    .53   13.932 198.49   1.41          $48,750        $395,078.62
14.00% < Gross Coupon <= 14.25%      5    .31   14.150 188.53    .73          $70,000        $232,933.70
14.25% < Gross Coupon <= 14.50%     13    .92   14.408 214.31   1.06         $136,000        $692,814.51
14.50% < Gross Coupon <= 14.75%      4    .21   14.687 168.26    .60          $67,200        $157,874.04
15.00% < Gross Coupon <= 15.25%      1    .07   15.250 357.00   3.00          $55,200         $55,177.15
15.25% < Gross Coupon <= 15.50%      2    .06   15.434 179.32    .68          $28,807         $43,764.02
15.75% < Gross Coupon <= 16.00%      1    .04   16.000 179.00   1.00          $30,000         $29,959.39
- --------------------------------------------------------------------------------------------------------
Total.....                       1,291 100.00%  11.105 246.33   1.24         $380,000     $75,008,489.59
========================================================================================================


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                             ORIGINAL MATURITY

- -------------------------------------------------------------------------------------------------------


                                                         WA               Max. Orig          Total
            Original              #      %              Rem     WA          Loan            Current
            Maturity             Loan   Pool      WAC   Term    Age        Amount           Balance

50  < Original Maturity <=  60       5    .30    7.783  41.40  18.60        $171,000        $227,439.80
80  < Original Maturity <=  90       4    .11   10.968  83.10    .90         $37,500         $85,399.14
110 < Original Maturity <=  120     47   1.58   11.464 118.78   1.22         $80,000      $1,188,264.26
160 < Original Maturity <=  170      1    .06    9.750 168.00    .00         $46,700         $46,700.00
170 < Original Maturity <=  180    728  52.18   11.243 178.99   1.01        $320,000     $39,140,747.98
230 < Original Maturity <=  240    164  11.13   10.934 238.77   1.23        $300,000      $8,348,097.11
350 < Original Maturity <=  360    342  34.63   10.969 358.56   1.44        $380,000     $25,971,841.30
- -------------------------------------------------------------------------------------------------------
Total.....                       1,291 100.00%  11.105 246.33   1.24        $380,000     $75,008,489.59
=======================================================================================================


                                               REMAINING TERM

- -------------------------------------------------------------------------------------------------------


                                                         WA               Max. Orig          Total
                                  #      %              Rem     WA          Loan            Current
         Remaining Term          Loan   Pool      WAC   Term    Age        Amount           Balance

 24 < Rem Term <=  36                1    .22    6.500  35.00  25.00        $171,000        $166,529.99
 48 < Rem Term <=  60                4    .08   11.290  58.89   1.11         $27,100         $60,909.81
 72 < Rem Term <=  84                4    .11   10.968  83.10    .90         $37,500         $85,399.14
108 < Rem Term <= 120               47   1.58   11.464 118.78   1.22         $80,000      $1,188,264.26
156 < Rem Term <= 168                1    .06    9.750 168.00    .00         $46,700         $46,700.00
168 < Rem Term <= 180              728  52.18   11.243 178.99   1.01        $320,000     $39,140,747.98
228 < Rem Term <= 240              164  11.13   10.934 238.77   1.23        $300,000      $8,348,097.11
312 < Rem Term <= 324                1    .12    8.750 316.00  44.00         $94,950         $87,822.92
336 < Rem Term <= 348                2    .14   11.705 346.63  13.37         $64,000        $101,653.01
348 < Rem Term <= 360              339  34.37   10.974 358.76   1.24        $380,000     $25,782,365.37
- -------------------------------------------------------------------------------------------------------
Total.....                       1,291 100.00%  11.105 246.33   1.24        $380,000     $75,008,489.59
=======================================================================================================

                                LOAN AGE IN MONTHS (FIRST PAY THRU LAST PAY)

- -------------------------------------------------------------------------------------------------


                                                         WA              Max. Orig          Total
                                  #      %              Rem     WA         Loan            Current
       Age of Loan               Loan   Pool      WAC   Term    Age       Amount           Balance

  0 < Age <=  12                 1,287  99.53   11.117 246.59   1.12       $380,000     $74,652,483.67
 12 < Age <=  24                     2    .14   11.705 346.63  13.37        $64,000        $101,653.01
 24 < Age <=  36                     1    .22    6.500  35.00  25.00       $171,000        $166,529.99
 36 < Age <=  48                     1    .12    8.750 316.00  44.00        $94,950         $87,822.92
- ------------------------------------------------------------------------------------------------------
Total.....                       1,291 100.00%  11.105 246.33   1.24       $380,000     $75,008,489.59
======================================================================================================


                             YEAR OF ORIGINATION

- ------------------------------------------------------------------------


   Year of      # of       % of                             Current
 Origination    Loans      Pool        WAC        WAM       Balance

    1985             1       .05      12.00     238.00          $37,524
    1992             1       .12       8.75     316.00          $87,823
    1993             1       .22       6.50      35.00         $166,530
    1994             2       .14      11.71     346.63         $101,653
    1995         1,109     85.81      11.09     246.89      $64,368,476
    1996           177     13.66      11.27     244.68      $10,246,484
- ------------------------------------------------------------------------
Total...         1,291    100.00%                           $75,008,490
========================================================================


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                             LAST PAYMENT DATE

- -------------------------------------------------------------------------------------------------------


  Last                                                   WA               Max. Orig          Total
   Pay                            #      %              Rem     WA          Loan            Current
  Date                           Loan   Pool      WAC   Term    Age        Amount           Balance

11/01/95                             7    .71   12.617 203.11   1.08        $250,000        $530,545.78
12/01/95                            53   4.41   11.477 243.10    .96        $230,000      $3,310,845.05
01/01/96                           902  69.65   11.074 246.84   1.23        $380,000     $52,244,677.75
01/15/96                             1    .20   10.000 178.00   2.00        $147,200        $147,069.21
02/01/96                           324  24.62   11.101 246.77   1.27        $360,750     $18,468,186.87
03/01/96                             3    .36   10.081 291.23   2.84        $157,000        $269,502.77
06/01/96                             1    .05   14.500 174.00   6.00         $37,700         $37,662.16
- -------------------------------------------------------------------------------------------------------
Total.....                       1,291 100.00%  11.105 246.33   1.24        $380,000     $75,008,489.59
=======================================================================================================


                                        COMBINED LTV RANGE

- --------------------------------------------------------------------------------------------------


     Combined LTV        # of      % of                                        Current
        Range            Loans     Pool        WAC        WAM   WACLTV         Balance

  5.0 < CLTV <=  10.0       1.00    0.06      12.25     178.00   10.00            44,822.89
 20.0 < CLTV <=  25.0       3.00    0.15       9.98     141.07   21.88           111,897.74
 25.0 < CLTV <=  30.0       9.00    0.26      11.32     174.19   28.54           196,340.16
 30.0 < CLTV <=  35.0      13.00    0.47      11.25     233.85   32.60           348,959.60
 35.0 < CLTV <=  40.0      18.00    0.69      11.14     197.74   38.29           513,812.36
 40.0 < CLTV <=  45.0      19.00    0.79      11.28     210.32   43.41           592,203.91
 45.0 < CLTV <=  50.0      24.00    1.07      11.56     222.67   48.01           800,298.80
 50.0 < CLTV <=  55.0      26.00    1.40      11.28     218.47   53.09         1,050,123.46
 55.0 < CLTV <=  60.0      60.00    4.24      11.25     231.07   58.21         3,177,218.46
 60.0 < CLTV <=  65.0      46.00    2.27      11.79     206.60   63.46         1,700,150.15
 65.0 < CLTV <=  70.0     109.00    7.47      11.49     234.35   68.76         5,603,418.88
 70.0 < CLTV <=  75.0     286.00   20.52      11.63     237.58   74.24        15,393,037.85
 75.0 < CLTV <=  80.0     500.00   42.72      10.99     254.04   79.46        32,047,058.67
 80.0 < CLTV <=  85.0     148.00   14.55      10.68     262.59   83.57        10,915,538.24
 85.0 < CLTV <=  90.0      27.00    3.24       9.33     252.79   87.71         2,433,517.56
 90.0 < CLTV <=  95.0       1.00    0.04      12.25     240.00   93.75            28,125.00
 95.0 < CLTV <= 100.0       1.00    0.07      11.40     358.00   95.50            51,965.86
- --------------------------------------------------------------------------------------------
Total.....              1,291     100.00%     11.11%    246.33   75.46%      $75,008,489.59
============================================================================================

                                          ORIGINAL MORTGAGE AMOUNT

- --------------------------------------------------------------------------------------------------------


                                                         WA                Max. Orig          Total
            Original               #      %             Rem     WA           Loan            Current
          Mortgage Amt.           Loan   Pool     WAC   Term    Age         Amount           Balance

             Balance <=    25,000   150   3.84  11.750 179.37   1.21          $25,000      $2,881,390.00
    25,000 < Balance <=    50,000   540  27.37  11.300 220.90   1.21          $50,000     $20,532,597.27
    50,000 < Balance <=    75,000   359  29.22  11.107 251.21   1.25          $75,000     $21,914,862.61
    75,000 < Balance <=   100,000   110  12.76  10.920 266.81   1.66         $100,000      $9,567,655.87
   100,000 < Balance <=   150,000    88  14.32  10.886 272.88    .84         $150,000     $10,739,447.44
   150,000 < Balance <=   202,300    25   5.74  10.690 266.76   1.95         $199,500      $4,306,768.42
   202,300 < Balance <=   250,000    10   2.97  10.930 207.33    .80         $250,000      $2,224,629.89
   250,000 < Balance <=   300,000     5   1.95  11.416 265.58    .60         $300,000      $1,461,756.66
   300,000 < Balance <=   350,000     2    .85  10.926 268.85   1.00         $320,000        $638,936.85
   350,000 < Balance <=   400,000     2    .99  11.215 358.97   1.03         $380,000        $740,444.58
- --------------------------------------------------------------------------------------------------------
Total.....                        1,291 100.00% 11.105 246.33   1.24         $380,000     $75,008,489.59
========================================================================================================



     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                          CURRENT MORTGAGE AMOUNT

- --------------------------------------------------------------------------------------------------------


                                                         WA                Max. Orig          Total
             Current               #      %             Rem     WA           Loan            Current
          Mortgage Amt.           Loan   Pool     WAC   Term    Age         Amount           Balance

             Balance <=    25,000   150   3.84  11.750 179.37   1.21          $25,000      $2,881,390.00
    25,000 < Balance <=    50,000   541  27.44  11.300 220.80   1.21          $50,150     $20,582,422.51
    50,000 < Balance <=    75,000   358  29.15  11.106 251.38   1.24          $75,000     $21,865,037.37
    75,000 < Balance <=   100,000   110  12.76  10.920 266.81   1.66         $100,000      $9,567,655.87
   100,000 < Balance <=   150,000    88  14.32  10.886 272.88    .84         $150,000     $10,739,447.44
   150,000 < Balance <=   202,300    25   5.74  10.690 266.76   1.95         $199,500      $4,306,768.42
   202,300 < Balance <=   250,000    10   2.97  10.930 207.33    .80         $250,000      $2,224,629.89
   250,000 < Balance <=   300,000     5   1.95  11.416 265.58    .60         $300,000      $1,461,756.66
   300,000 < Balance <=   350,000     2    .85  10.926 268.85   1.00         $320,000        $638,936.85
   350,000 < Balance <=   400,000     2    .99  11.215 358.97   1.03         $380,000        $740,444.58
- --------------------------------------------------------------------------------------------------------
Total.....                        1,291 100.00% 11.105 246.33   1.24         $380,000     $75,008,489.59
========================================================================================================

                                          GEOGRAPHIC DISTRIBUTION

- -------------------------------------------------------------------------------------------------------


                                                     WA                     Max. Orig         Total
                                                    Rem        WA             Loan           Current
 State                 # Loans   % Pool     WAC     Term       Age           Amount          Balance

CA                          1       .22    6.500    35.00     25.00           $171,000       $166,529.99
DC                          1       .08   12.125   347.00     13.00            $64,000        $63,731.30
DE                          1       .17   11.600   358.00      2.00           $128,500       $128,419.27
FL                         19      1.31   10.839   234.35       .43           $109,100       $981,047.41
GA                        113      7.63   11.347   259.84      1.49           $177,800     $5,726,678.36
IL                         31      3.81   10.982   271.96       .73           $282,000     $2,860,731.13
IN                        134      9.01   11.118   229.59      1.09           $149,400     $6,755,576.21
KS                          1       .21   10.650   180.00       .00           $158,950       $158,950.00
KY                         41      1.98   11.351   200.47      1.37            $73,950     $1,483,214.45
LA                         79      4.15   11.735   219.94       .80           $108,000     $3,115,434.63
MD                         77      8.51   10.735   271.24      1.32           $300,000     $6,386,128.35
MI                        163     13.62   11.619   270.79      1.35           $360,750    $10,215,365.13
MO                          2       .10   11.769   179.00      1.00            $36,800        $71,653.08
MS                         50      2.87   11.775   232.45       .95           $191,668     $2,152,603.32
NC                         89      7.80   10.993   263.23      1.09           $380,000     $5,850,419.30
NV                          1       .12    8.750   316.00     44.00            $94,950        $87,822.92
OH                        230     18.50   10.884   255.94      1.08           $300,000    $13,877,923.45
SC                         82      6.05   11.070   228.35       .99           $210,000     $4,538,783.38
TN                        153     11.57   10.913   196.70      1.11           $320,000     $8,679,777.82
VA                          1       .05   11.800   239.00      1.00            $36,750        $36,711.83
WA                         16      1.71   10.067   267.01       .31           $196,000     $1,284,974.37
WI                          6       .51   11.693   306.10      1.67           $158,000       $386,013.89
- --------------------------------------------------------------------------------------------------------
Total.....              1,291    100.00%  11.105   246.33      1.24           $380,000    $75,008,489.59
========================================================================================================

                                               PROPERTY-TYPE

- -------------------------------------------------------------------------------------------------------


                                                     WA                     Max. Orig         Total
                                                    Rem        WA             Loan           Current
                       # Loans   % Pool     WAC     Term       Age           Amount          Balance

Manufacturing                      4.12   11.627   226.66      1.22            $90,000     $3,088,137.65
                           74
PUD                                 .40   10.204   295.32       .00           $118,000       $301,250.00
                            3
Townhouses                         1.32   10.908   246.17      1.82           $282,000       $989,369.60
                           14
Condominiums                        .81   10.124   203.66      7.76           $185,000       $605,744.93
                            6
Single Family Detached            89.11   11.072   248.18      1.19           $380,000    $66,840,614.08
                        1,136
Single Family Attached             2.96   11.403   225.38      1.11           $205,000     $2,219,412.43
                           45
2-4 Family                          .63   12.127   213.73      1.16           $136,000       $474,293.81
                            7
Blankets (2 Units Detached)         .65   12.132   267.36       .67           $140,150       $489,667.09
                            6
- --------------------------------------------------------------------------------------------------------
Total.....              1,291    100.00%  11.105   246.33      1.24           $380,000    $75,008,489.59
========================================================================================================


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


                                                 OCCUPANCY

- ------------------------------------------------------------------------------------------------------


                                                     WA                    Max. Orig         Total
                                                    Rem        WA            Loan           Current
                       # Loans   % Pool     WAC     Term       Age          Amount          Balance

Owner Occ.              1,210     95.32   11.091   246.84      1.23          $380,000    $71,495,736.28
Investor                   81      4.68   11.385   235.98      1.33          $210,000     $3,512,753.31
- -------------------------------------------------------------------------------------------------------
Total.....              1,291    100.00%  11.105   246.33      1.24          $380,000    $75,008,489.59
=======================================================================================================


                                                LOAN-PURPOSE

- ------------------------------------------------------------------------------------------------------


                                                     WA                    Max. Orig         Total
                                                    Rem        WA            Loan           Current
                       # Loans   % Pool     WAC     Term       Age          Amount          Balance

Purchase                   79      8.44   11.142   277.23      1.62          $380,000     $6,334,032.66
Cash Out Refit            787     57.08   11.147   242.07      1.28          $360,750    $42,812,355.54
Refinance                  46      3.70   11.141   241.91      1.22          $280,000     $2,771,689.86
Debt Consolidation Refi   379     30.78   11.014   246.29      1.06          $300,000    $23,090,411.53
- -------------------------------------------------------------------------------------------------------
Total.....              1,291    100.00%  11.105   246.33      1.24          $380,000    $75,008,489.59
=======================================================================================================

                                APPRAISAL VALUE

- -----------------------------------------------------------------------


             Appraisal

               Value               # Loans  % Pool    WAC      WAM

            Balance<=    25,000         11     .21   11.50   157.48
    25,000 <Balance<=    50,000        309   11.89   11.40   203.65
    50,000 <Balance<=    75,000        452   27.11   11.22   234.80
    75,000 <Balance<=   100,000        238   19.85   11.05   252.80
   100,000 <Balance<=   150,000        164   18.39   10.95   271.13
   150,000 <Balance<=   200,000         74   11.35   10.89   257.39
   200,000 <Balance<=   250,000         19    3.89   11.02   258.53
   250,000 <Balance<=   300,000          6    1.71   10.80   236.74
   300,000 <Balance<=   350,000          5    1.19   11.45   182.57
   350,000 <Balance<=   400,000          6    2.16   10.95   274.20
   400,000 <Balance<=   450,000          3     .77   11.17   273.79
   450,000 <Balance<=   500,000          2     .99   11.22   358.97
   500,000 <Balance<=   600,000          2     .51   11.36   208.42
- -----------------------------------------------------------------------
Total.....                           1,291  100.00%
=======================================================================


                                         LIEN STATUS

 ----------------------------------------------------------------------------------


                                 %                                       Current
Lien Status           # Loans   Pool     WAC        WAM       WACLTV     Balance

    1                  1,221    97.45   11.09     247.76       75.52    $73,094,079
    2                     70     2.55   11.57     191.66       73.08     $1,914,410
- -----------------------------------------------------------------------------------
Total.....             1,291   100.00%  11.11     246.33       75.46    $75,008,490
===================================================================================

                                        Credit Grade

- ------------------------------------------------------------------------


                                                               Current

     Loan Feature      # Loans           WAC        WAM        Balance

A                         481  38.66    10.36     251.56     $29,001,354
B                         610  48.67    11.27     256.08     $36,507,582
C                         200  12.66    12.76     192.91      $9,499,553
- ------------------------------------------------------------------------
Total.....             1,291  100.00%                        $75,008,490
========================================================================


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                                PREPAYMENT PENALTY

- ----------------------------------------------------------------------------------------------------

Penalty                # Loans   % Pool     WAC      WAM             Curr Balance     Orig Balance

 No                       681     56.27    11.04   245.10            $4,220,7672.07   $42,268,724.00
 Yes                      610     43.73    11.19   247.92            $3,280,0817.52   $32,838,180.00
- ----------------------------------------------------------------------------------------------------
Total.....              1,291    100.00%   11.11   246.33           $75,008,489.59    $75,106,904.00
====================================================================================================


                                        NON INCOME VERIFICATION

- ----------------------------------------------------------------------------------------------------


Non-Income Ver.        # Loans   % Pool     WAC      WAM             Curr Balance     Orig Balance

 No                     1,277     98.07    11.09   246.25            $7,355,8591.76   $73,656,029.00
 Yes                       14      1.93    11.88   250.44              $144,9897.83    $1,450,875.00
- ----------------------------------------------------------------------------------------------------
Total.....              1,291    100.00%   11.11   246.33           $75,008,489.59    $75,106,904.00
====================================================================================================


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.